UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2020

Prospect Flexible Income Fund, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-00908	45-2460782
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

10 East 40th Street, 42nd Floor

New York, NY 10016

 (Address of principal executive offices)

(212) 448-0702

(Registrant’s telephone number, including area code)

TP Flexible Income Fund, Inc.

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None	None	None

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Dealer Manager Agreement

On August 6, 2020, Prospect Flexible Income Fund, Inc. (formerly known as TP Flexible Income Fund, Inc.) (the “Company”) amended and restated its dealer manager agreement (the “Amended and Restated Dealer Manager Agreement”) with Triton Pacific Securities, LLC (the “Dealer Manager”), the dealer manager of the Company’s continuous public offering (the “Offering”) of up to $300 million shares of its Class A common stock (“Class A Shares”). The Amended and Restated Dealer Manager Agreement will become effective when the Company’s registration statement on Form N-2 (SEC File No. 333-230251) filed with the SEC on August 6, 2020 (as may be amended) is declared effective by the SEC. Prior to the Amended and Restated Dealer Manager Agreement becoming effective, the Company’s existing dealer manager agreement will remain in effect and govern, including, in relevant part, the terms of compensation and otherwise of the Dealer Manager.

The Amended and Restated Dealer Manager Agreement amended and restated the Company’s existing dealer manager agreement to provide that the Dealer Manager will be paid an upfront sales load of up to 9.0% of the gross proceeds received from the sales of Class A Shares in the Offering, all or a portion of which may be paid or re-allowed to select broker-dealers and financial representatives. The upfront sales load consists of upfront selling commissions of up to 6.0% of the gross proceeds from Class A Shares sold in the Offering and a dealer manager fee of up to 3.0% of the gross offering proceeds from Class A Shares sold in the Offering. Specifically, the Amended and Restated Dealer Manager Agreement increased the (i) upfront sales load to up to 9.0% from up to 6.0% of the gross proceeds received from the sales of Class A Shares in the Offering and (ii) upfront selling commissions to up to 6.0% from up to 3.0% of the gross offering proceeds from Class A Shares sold in the Offering.

In connection with such amendment and restatement of the dealer manager agreement, the Company also updated the form of Participating Dealer Agreement included as an exhibit to the Amended and Restated Dealer Manager Agreement to reflect such increased upfront sales load, including such increased upfront selling commissions.

The Dealer Manager is partially owned by one of the Company’s directors, Craig Faggen.

The description above is only a summary of the material provisions of the Amended and Restated Dealer Manager Agreement, including the form of Participating Dealer Agreement attached as an exhibit thereto, and is qualified in its entirety by reference to the full text of the Amended and Restated Dealer Manager Agreement, including the form of Participating Dealer Agreement attached as an exhibit thereto, a copy of which is filed as Exhibit 10.1 to this current report on Form 8-K, and by this reference incorporated herein.

License Agreement

On August 4, 2020, the Company entered into a license agreement (the “License Agreement”) with Prospect Capital Investment Management, LLC (the “Licensor”) pursuant to which the Licensor granted the Company a non-exclusive, royalty free license to use the “Prospect” name. The Licensor is an affiliate of the Company’s investment adviser, Prospect Flexible Income Management, LLC (the “Adviser”). Under the License Agreement, the Company has the right to use such name for so long as the Adviser or another affiliate of Prospect Capital Management L.P., is the Company’s investment adviser. Other than with respect to this limited license, the Company has no legal right to the “Prospect” name or logo.

The description above is only a summary of the material provisions of the License Agreement, and is qualified in its entirety by reference to the full text of the License Agreement, a copy of which is filed as Exhibit 10.2 to this current report on Form 8-K, and by this reference incorporated herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective August 5, 2020, the Company changed its name to Prospect Flexible Income Fund, Inc. from TP Flexible Income Fund, Inc. (the “Name Change”) by filing Articles of Amendment (the “Articles of Amendment”) to its Fourth Articles of Amendment and Restatement, as amended and supplemented (the “Charter”), with the Department of Assessments and Taxation of the State of Maryland. In accordance with the Maryland General Corporation Law (the “MGCL”) and the Charter, the Company’s board of directors approved the Name Change and the Articles of Amendment. Stockholder approval was not required.

In addition, effective August 5, 2020, the Company amended and restated its amended and restated bylaws, as amended, (the “Second Amended and Restated Bylaws) to reflect the Name Change. In accordance with the MGCL and the Company’s amended and restated bylaws, as amended, the Company’s board of directors approved the Second Amended and Restated Bylaws. Stockholder approval was not required.

The descriptions above are only a summary of the Articles of Amendment and the Second Amended and Restated Bylaws, and are qualified in their entirety by reference to the full text of the Articles of Amendment and the Second Amended and Restated Bylaws, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this current report on Form 8-K, and by this reference incorporated herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Articles of Amendment (Incorporated by reference to Exhibit (a)(4) to the Company’s Post-Effective Amendment No. 3 to Registration Statement on Form N-2 (SEC File No. 333-230251) filed with the SEC on August 6, 2020).

3.2	Second Amended and Restated Bylaws (Incorporated by reference to Exhibit (b)(1) to the Company’s Post-Effective Amendment No. 3 to Registration Statement on Form N-2 (SEC File No. 333-230251) filed with the SEC on August 6, 2020).

10.1	Amended and Restated Dealer Manager Agreement between the Company and Triton Pacific Securities, LLC (Incorporated by reference to Exhibit (h) to the Company’s Post-Effective Amendment No. 3 to Registration Statement on Form N-2 (SEC File No. 333-230251) filed with the SEC on August 6, 2020).

10.2	License Agreement between the Company and Prospect Capital Investment Management, LLC (Incorporated by reference to Exhibit (k)(5) to the Company’s Post-Effective Amendment No. 3 to Registration Statement on Form N-2 (SEC File No. 333-230251) filed with the SEC on August 6, 2020).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 10, 2020	Prospect Flexible Income Fund, Inc.

	By	/s/ M. Grier Eliasek
M. Grier Eliasek Chief Executive Officer (Principal Executive Officer)